EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Dal-Tile International Inc. 1990 Stock Option Plan (as amended and restated) of our report dated February 16, 1998 with respect to the consolidated financial statements of Dal-Tile International Inc., as amended, included in its Form 10-K/A.


                                        /s/ Ernst & Young LLP
                                        ---------------------
                                        ERNST & YOUNG LLP
Dallas, Texas
January 15, 1999